Exhibit 99.1

[LOGO] AMERICAN DEFENSE SYSTEMS, INC. 1Q 2008 INVESTOR PRESENTATION May 2008

www.adsiarmor.com 2 Safe Harbor Statement Some of the statements made by American Defense Systems, Inc. (“ADSI”) in this presentation, including, without limitation, statements regarding ADSI’s anticipated future growth, are forward-looking in nature. ADSI intends that any forward-looking statements shall be covered by the safe harbor provisions for such statements contained in the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “may,” “will,” “should,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “predicts,” “potential,” “continues” and similar expressions are forward-looking statements. ADSI cautions you that forward-looking statements are not guarantees of performance. ADSI undertakes no obligation and disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Forward-looking statements involve known and unknown risks and uncertainties that may cause ADSI’s actual future results to differ materially from those projected or contemplated in the forward-looking statements. ADSI believes that these risks include, but are not limited to: ADSI’s reliance on the U.S. government for a substantial amount of its sales and growth; decreases in U.S. government defense spending; ADSI’s ability to contract further with the U.S. Department of Defense; ADSI’s ability to comply with complex procurement laws and regulations; competition and other risks associated with the U.S. government bidding process; changes in the U.S. government’s procurement practices; ADSI’s ability to obtain and maintain required security clearances; ADSI’s ability to realize the full amount of revenues reflected in its backlog; ADSI’s reliance on certain suppliers; and intense competition and other risks associated with the defense industry in general and the security-related defense sector in particular. Additional information concerning these and other important risk factors can be found under the heading “Risk Factors” in ADSI’s filings with the Securities and Exchange Commission, including, without limitation, its registration statement on Form 10, Annual Reports on Form 10-K and Quarterly Reports or Form 10-Q. Statements in this presentation should be evaluated in light of these important factors.

www.adsiarmor.com 3 Corporate Profile • Incorporated: 2002 • Headquarters: Hicksville, New York • Full Year 2007 Revenue: $ 36.5 Million • Full Year 2007 Net Income: $ 3.1 Million • Fiscal Year End: December 31 • Gross Margin: 42.0% (March 31, 2008) • Business Backlog: $ 48.0 Million (March 31, 2008)

www.adsiarmor.com 4 Business Lines Armor Solutions Architectural Hardening Tactical Training Law Enforcement Protection Proprietary Innovation & Design

www.adsiarmor.com 5 To be a world leader in the design, fabrication, and installation of transparent and opaque armor, security door, windows, curtain wall systems and tactical training systems. Design innovative, functional and aesthetically pleasing security applications for the physical security industry. Our Mission: To protect and serve those who defend, serve and protect us with an uncompromising commitment to safety and excellence in product design and installation. Our Goal: To bring value, integrity, and experience, to our business partners, and our customers. Strategy

www.adsiarmor.com 6 Award Winning Performance “Best Development in the Field of Armored Vehicle Survivability” prize by the Defense IQ organization at the Light and Medium Armored Vehicle conference in London The U.S. Small Business Administration awarded ADSI the prestigious Region II Prime Contractor of the Year Award for 2007

www.adsiarmor.com 7 Business Drivers We believe: • Growth in Military Programs & Upgrades of Current Equipment • Need for Armored Equipment in “Post Conflict” Rebuilding Efforts • Increased Focus & Spending to Upgrade Military Armor • Increased Spending to Secure Vulnerable Infrastructure • Increased Demands of Local Law Enforcement Agencies • Armor, Infrastructure, Equipment & Training • Increased Need to “Harden” Public, Financial & Corporate Facilities

www.adsiarmor.com 8 Target Markets • Department of Defense • Army • Marines • Navy • Secret Service • Foreign Militaries • State Department • U.S. Energy Department • Department of Homeland Security • and more... • Local Enforcement Agencies • Police, SWAT, Etc. • Correctional Facilities • Judicial Facilities • Financial Institutions • Corporations • Media Enterprises • Colleges

www.adsiarmor.com 9 Select Customers

www.adsiarmor.com 10 Crew Protection Kits (CPK) for U.S. Military Engineering Vehicles CPK features • VistaSteel Transparent & Opaque Armor • Egress Window System • Combat Locks • Crew Comfort System Armor Solutions

www.adsiarmor.com 11 Original Equipment Manufacturers ADSI has designed and fielded armor solutions for customers based on equipment from OEM’s such as:

www.adsiarmor.com 12 Battle Proven

www.adsiarmor.com 13 Field Service Representatives (FSRs) are on the ground in: IRAQ • Mosul • Camp Victory • Tikrit • Camo Anaconda Balad • USMC Base TQ Taqaddum AFGHANISTAN • Bagram Air force Base KUWAIT • Camp Mureel • Ali Al Saelem Air Force Base • Camp Doha Our FSR’s manage the installation of armor and supply line management of kits and replacement parts in theater. Field Operations

www.adsiarmor.com 14 Completed projects include the NYSE, government buildings and correctional facilities Infrastructure Protection

www.adsiarmor.com 15 Fox News Studio “D” • Curtain Wall System • Blast resistant • Sound attenuating • Custom caster tracks • Completed in 3 months Corporate Protection

www.adsiarmor.com 16 ADSI furnished and installed the protective ballistic screens for the 2005 Presidential inauguration Washington DC Metro Joint Operations Control Center Homeland Defense

www.adsiarmor.com 17 • T2 formal launch May 22, 2008 • Interactive “Live-Fire” training system • Fire live ammunition at a video screen • Film scenario reacts to shooter accuracy • We believe this to be the future of tactical training • Sale or lease financing, potential mobile applications Tactical Training

www.adsiarmor.com 18 American Anti-Ram • Addressing the physical security market with a “tiered” defensive portfolio consisting of both active and passive barriers • Offering vehicle and perimeter barriers, guard stations and safe rooms • Portfolio of products meeting various DOS ratings standards to answer the varied need of facilities protection

www.adsiarmor.com 19 Portable Protection Transparent Ballistic Shield • 6’ high • Hydraulic and manual adjustment • Level IV NIJ ballistic protection • Ideally suited for hostage negotiation and SWAT teams Trans-Barrier • Modular system for use with standard Jersey barrier • Aesthetically provides 6’ of ballistic defense • Crowd control, queue safety, VIP protection, embassy security, check points, and sensitive locations

www.adsiarmor.com 20 Armored Rescue Vehicle Upgrades • Opaque and transparent solutions • Customized ballistic protection • Low cost option for transforming government surplus vehicles Law Enforcement Protection

FINANCIAL OVERVIEW

www.adsiarmor.com 22 Revenue CAGR + 160% Millions 0.8 6.2 4.8 25.3 36.5 9.4 $0 $5 $10 $15 $20 $25 $30 $35 $40 2003 2004 2005 2006 2007 3M YTD

www.adsiarmor.com 23 Backlog (As of December 31) + 37% 35 Million 48 Million $0 $10 $20 $30 $40 $50 $60 1Q 2007 1Q 2008

www.adsiarmor.com 24 Gross Margin 24.4% 25.7% 27.8% 29.3% 30.6% 38.5% 42.0% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 2002 2003 2004 2005 2006 2007 3M YTD

www.adsiarmor.com 25 Net Income (Per diluted share) GAAP & Non-GAAP Non-GAAP 1Q 2008 financial results exclude the impact of $1.6 million in non-cash charges related to the loss on the adjustment of fair value associated with the series A convertible preferred stock and related warrants as well as stock based compensation expense. See appendix: Use of Non-GAAP measures. -$0.01 -$0.03 -$0.02 -$0.06 $0.08 $0.08 GAAP - $0.04 Non GAAP $0.00 -$0.06 -$0.04 -$0.02 $0.00 $0.02 $0.04 $0.06 $0.08 $0.10 2002 2003 2004 2005 2006 2007 3M YTD 3M YTD

www.adsiarmor.com 26 Balance Sheet Summary 3/31/08 12/31/07 Cash & Cash Equivalents $ 9,751,481 $ 1,479,886 Total Assets $ 36,041,938 $ 23,554,754 Additional Capital Resources: $ 4.0 Million cash infustion received subsequent to March 31, 2008 $12.0 Million revolving credit facility

www.adsiarmor.com 27 Guidance Full Year 2008 – Period ending December 31, 2008 • Revenue: $47 Million to $54 Million Reflecting y-o-y growth of 29% to 48% Guidance as of May 15, 2008 International sales channel development expected to present additional growth driver for 2009 and beyond

www.adsiarmor.com 28 Investment Summary • Well positioned in government, homeland & corporate defense • Rising demand in key target markets • Scalable business model - Outsourced manufacturing • In-house design and engineering capabilities enable us to: • Develop customized solutions • Respond to tight timeframes • Integrate leading edge technologies, manage quality control • Solid balance sheet and capital liquidity

www.adsiarmor.com 29 Appendix Use of Non-GAAP Measures The non-GAAP financial measures discussed in the text of this presentation and accompanying non-GAAP supplemental information represent financial measures used by American Defense Systems’ management to evaluate the operating performance of the company and to conduct its business operations. Non-GAAP financial measures discussed in this presentation exclude non-cash charges related to stock-based compensation expense, losses associated with adjustments from cost to fair value for the company’s series A convertible preferred stock and losses associated with adjustments to fair value for the related warrants. Management uses the non-GAAP financial measures for planning purposes, including the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management also believes that the non-GAAP financial measures provide additional insight for investors in evaluating ADSI’s financial and operational performance. However, these non-GAAP financial measures are not intended to be an alternative to financial measures prepared in accordance with GAAP and should not be considered in isolation from our GAAP results of operations. Investors are advised to carefully review and consider this information as well as the GAAP financial results that are disclosed in the company’s SEC filings.

[LOGO] AMERICAN DEFENSE SYSTEMS, INC. INVESTOR PRESENTATION May 2008